Exhibit 99

HEI

Catalyst for a better Hawai‘i

2019 Statistical Supplement
Hawaiian Electric Industries, Inc.

Hawaiian Electric Industries, Inc.
2019 Statistical Supplement

i

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017	2016	2015
(dollars in thousands, except per share amounts)
Results of operations
Revenues	$2,874,601	$2,860,849	$2,555,625	$2,380,654	$2,602,982
Net income for common stock	217,882	201,774	165,297	248,256	159,877
Basic earnings per common share	2.00	1.85	1.52	2.30	1.50
Diluted earnings per common share	1.99	1.85	1.52	2.29	1.50
Dividends per common share	1.28	1.24	1.24	1.24	1.24
Operating income (loss)
Electric utility	$254,378	$241,661	$263,524	$290,070	$274,116
Bank	111,562	108,235	99,536	88,227	83,812
Other	(17,266)	(16,540)	(16,827)	(22,459)	(35,375)
	$348,674	$333,356	$346,233	$355,838	$322,553
Assets [1]
Electric utility	$6,388,682	$5,967,503	$5,630,613	$5,431,903	$5,166,123
Bank	7,233,017	7,027,894	6,798,659	6,421,357	6,014,755
Other	123,552	108,654	104,888	28,721	95,053
	$13,745,251	$13,104,051	$12,534,160	$11,881,981	$11,275,931
Capital structure [1,2]
Short-term borrowings - other than bank	$185,710	$73,992	$117,945	$—	$103,063
Long-term debt, net - other than bank	1,964,365	1,879,641	1,683,797	1,619,019	1,578,368
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	2,280,260	2,162,280	2,097,386	2,066,753	1,927,640
	$4,464,628	$4,150,206	$3,933,421	$3,720,065	$3,643,364
Capital structure ratios [1,2]
Short-term borrowings - other than bank	4.2%	1.8%	3.0%	-- %	2.9%
Long-term debt, net - other than bank	44.0	45.3	42.8	43.5	43.3
Preferred stock of subsidiaries	0.8	0.8	0.9	0.9	0.9
Common stock equity	51.0	52.1	53.3	55.6	52.9
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share [1]	224%	184%	188%	174%	161%
Price earnings ratio [3]	23.5x	19.8x	23.8x	14.4x	19.3x
Return on average common equity	9.8%	9.5%	7.9%	12.4%	8.6%
Indicated annual yield [1]	2.7%	3.4%	3.4%	3.7%	4.3%
Dividend payout ratio	64%	67%	82%	54%	82%
Full-time employees
Hawaiian Electric and its subsidiaries	2,670	2,704	2,724	2,662	2,727
ASB	1,126	1,148	1,115	1,093	1,152
Consolidated HEI	3,841	3,898	3,880	3,796	3,918

Note:
This report should be read in conjunction with HEI’s Form 10-K for each year. Financial data for periods prior to January 1, 2016 have been updated to reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2015-03. Financial data for periods prior to December 31, 2018 (but after December 31, 2015) have been updated to reflect the retrospective adoption of ASU No. 2017-07. Financial data for periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to assets, which reduced the respective balances.

1 At December 31.
[2] Excludes ASB's deposit liabilities and other borrowings.
[3] Calculated using December 31 market price per common share divided by diluted earnings per common share.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2019	2018	2017	2016	2015
(in thousands, except per share amounts)
Revenues
Electric utility	$2,545,942	$2,546,525	$2,257,566	$2,094,368	$2,335,166
Bank	328,570	314,275	297,640	285,924	267,733
Other	89	49	419	362	83
Total revenues	2,874,601	2,860,849	2,555,625	2,380,654	2,602,982
Expenses
Electric utility	2,291,564	2,304,864	1,994,042	1,804,298	2,061,050
Bank	217,008	206,040	198,104	197,697	183,921
Other	17,355	16,589	17,246	22,821	35,458
Total expenses	2,525,927	2,527,493	2,209,392	2,024,816	2,280,429
Operating income (loss)
Electric utility	254,378	241,661	263,524	290,070	274,116
Bank	111,562	108,235	99,536	88,227	83,812
Other	(17,266)	(16,540)	(16,827)	(22,459)	(35,375)
Total operating income	348,674	333,356	346,233	355,838	322,553
Merger termination fee	—	—	—	90,000	—
Retirement defined benefits expense—other than service costs	(2,806)	(5,962)	(7,942)	(7,663)	—
Interest expense, net—other than on deposit liabilities and other bank borrowings	(90,899)	(88,677)	(78,972)	(75,803)	(77,150)
Allowance for borrowed funds used during construction	4,453	4,867	4,778	3,144	2,457
Allowance for equity funds used during construction	11,987	10,877	12,483	8,325	6,928
Income before income taxes	271,409	254,461	276,580	373,841	254,788
Income taxes	51,637	50,797	109,393	123,695	93,021
Net income	219,772	203,664	167,187	250,146	161,767
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$217,882	$201,774	$165,297	$248,256	$159,877
Basic earnings per common share	$2.00	$1.85	$1.52	$2.30	$1.50
Diluted earnings per common share	$1.99	$1.85	$1.52	$2.29	$1.50
Weighted-average number of common shares outstanding	108,949	108,855	108,749	108,102	106,418
Weighted-average shares assuming dilution	109,407	109,146	108,933	108,309	106,721

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2019	2018	2017	2016	2015
(in thousands)
Net income for common stock	$217,882	$201,774	$165,297	$248,256	$159,877
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	27,382	(9,472)	(4,370)	(5,699)	(2,334)
Reclassification adjustment for net realized gains included in net income, net of taxes	(478)	—	—	(360)	—
Derivatives qualified as cash flow hedges:
Effective portion of foreign currency hedge net unrealized losses, net of tax benefits	—	—	—	(281)	—
Unrealized interest rate hedging losses, net of tax benefits	(1,177)	(436)	—	—	—
Reclassification adjustment to net income, net of taxes	—	—	454	(119)	235
Retirement benefit plans:
Net gains (losses) arising during the period, net of taxes	10,914	(28,101)	65,531	(43,510)	5,889
Adjustment for amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	10,107	21,015	15,737	14,518	22,465
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	(16,177)	8,325	(78,724)	28,584	(25,139)
Other comprehensive income (loss), net of taxes	30,571	(8,669)	(1,372)	(6,867)	1,116
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$248,453	$193,105	$163,925	$241,389	$160,993

Note:
See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Income statement amounts for periods prior to December 31, 2018 (but after December 31, 2015) have been updated to reflect the retrospective adoption of ASU No. 2017-07. A reconciliation of GAAP to non-GAAP measures is located in the Appendix.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2019	2018	2017	2016	2015
(in thousands)
ASSETS
Cash and cash equivalents	$196,813	$169,208	$261,881	$278,452	$300,478
Restricted cash	30,872	—	—	—	—
Accounts receivable and unbilled revenues, net	300,794	325,672	263,209	237,950	242,766
Available-for-sale investment securities, at fair value	1,232,826	1,388,533	1,401,198	1,105,182	820,648
Held-to-maturity investment securities, at amortized cost	139,451	141,875	44,515	—	—
Stock in Federal Home Loan Bank, at cost	8,434	9,958	9,706	11,218	10,678
Loans, net	5,080,107	4,792,707	4,628,381	4,701,977	4,570,412
Property, plant and equipment, net	5,109,628	4,830,118	4,460,248	4,059,940	3,871,571
Operating lease right-of-use assets	199,171	—	—	—	—
Regulatory assets	715,080	833,426	869,297	957,451	896,731
Other	649,885	530,364	513,535	447,621	480,457
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$13,745,251	$13,104,051	$12,534,160	$11,881,981	$11,275,931

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts, interest and dividends payable	$245,574	$243,027	$219,551	$168,504	$164,565
Deposit liabilities	6,271,902	6,158,852	5,890,597	5,548,929	5,025,254
Short-term borrowings - other than bank	185,710	73,992	117,945	—	103,063
Other bank borrowings	115,110	110,040	190,859	192,618	328,582
Long-term debt, net - other than bank	1,964,365	1,879,641	1,683,797	1,619,019	1,578,368
Deferred income taxes	379,324	372,518	388,430	728,806	680,877
Operating lease liabilities	199,571	—	—	—	—
Regulatory liabilities	972,310	950,236	880,770	410,693	371,543
Defined benefit pension and other postretirement benefit plans liability	513,287	538,384	509,514	638,854	589,918
Other	583,545	580,788	521,018	473,512	471,828
Total liabilities	11,430,698	10,907,478	10,402,481	9,780,935	9,313,998
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Preferred stock	—	—	—	—	—
Common stock	1,678,257	1,669,267	1,662,491	1,660,910	1,629,136
Retained earnings	622,042	543,623	476,836	438,972	324,766
Accumulated other comprehensive loss, net of tax benefits	(20,039)	(50,610)	(41,941)	(33,129)	(26,262)
Total shareholders' equity	2,280,260	2,162,280	2,097,386	2,066,753	1,927,640
Total liabilities and shareholders' equity	$13,745,251	$13,104,051	$12,534,160	$11,881,981	$11,275,931

Note:
See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. 2019 amounts reflect the adoption of ASU No. 2016-02; pursuant to an election permissible under such standard, the Company did not reassess its prior conclusions about whether expired or existing contracts are or contain leases. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03. Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to "Property, plant and equipment, net" assets, which reduced the respective balances.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2014	102,565	$1,521,297	$296,654	$(27,378)	$1,790,573
Net income for common stock	—	—	159,877	—	159,877
Other comprehensive income, net of taxes	—	—	—	1,116	1,116
Issuance of common stock:
Partial settlement of equity forward	4,700	109,183	—	—	109,183
Share-based plans	195	5,578	—	—	5,578
Share-based expense and other, net	—	(6,922)	—	—	(6,922)
Common stock dividends ($1.24 per share)	—	—	(131,765)	—	(131,765)
Balance, December 31, 2015	107,460	1,629,136	324,766	(26,262)	1,927,640
Net income for common stock	—	—	248,256	—	248,256
Other comprehensive loss, net of tax benefits	—	—	—	(6,867)	(6,867)
Issuance of common stock:
Dividend reinvestment and stock purchase plan	859	26,844	—	—	26,844
Retirement savings and other plans	264	9,298	—	—	9,298
Share-based expense and other, net	—	(4,368)	—	—	(4,368)
Common stock dividends ($1.24 per share)	—	—	(134,050)	—	(134,050)
Balance, December 31, 2016	108,583	1,660,910	438,972	(33,129)	2,066,753
Net income for common stock	—	—	165,297	—	165,297
Other comprehensive loss, net of tax benefits	—	—	—	(1,372)	(1,372)
Reclass of AOCI for tax rate reduction impact	—	—	7,440	(7,440)	—
Issuance of common stock:
Share-based plans	205	4,664	—	—	4,664
Share-based expense and other, net	—	(3,083)	—	—	(3,083)
Common stock dividends ($1.24 per share)	—	—	(134,873)	—	(134,873)
Balance, December 31, 2017	108,788	1,662,491	476,836	(41,941)	2,097,386
Net income for common stock	—	—	201,774	—	201,774
Other comprehensive loss, net of tax benefits	—	—	—	(8,669)	(8,669)
Issuance of common stock:
Share-based plans	91	2,650	—	—	2,650
Share-based expense and other, net	—	4,126	—	—	4,126
Common stock dividends ($1.24 per share)	—	—	(134,987)	—	(134,987)
Balance, December 31, 2018	108,879	1,669,267	543,623	(50,610)	2,162,280
Net income for common stock	—	—	217,882	—	217,882
Other comprehensive income, net of tax benefits	—	—	—	30,571	30,571
Issuance of common stock:
Share-based plans	94	3,092	—	—	3,092
Share-based expense and other, net	—	5,898	—	—	5,898
Common stock dividends ($1.28 per share)	—	—	(139,463)	—	(139,463)
Balance, December 31, 2019	108,973	$1,678,257	$622,042	$(20,039)	$2,280,260
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017

(in thousands)
Cash flows from operating activities
Net income	$219,772	$203,664	$167,187
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	229,858	214,036	200,658
Other amortization	48,255	41,593	21,340
Provision for loan losses	23,480	14,745	10,901
Loans originated, held for sale	(285,042)	(109,537)	(115,104)
Proceeds from sale of loans, held for sale	277,119	112,182	127,951
Gain on sale of real estate, held for sale	(10,762)	—	—
Deferred income taxes	(15,085)	(9,368)	37,835
Share-based compensation expense	9,986	7,792	5,404
Allowance for equity funds used during construction	(11,987)	(10,877)	(12,483)
Other	10,822	(4,219)	(3,324)
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	26,083	(64,321)	(12,875)
Decrease (increase) in fuel oil stock	(11,493)	7,054	(20,794)
Decrease (increase) in regulatory assets	71,262	9,252	(17,256)
Increase (decrease) in accounts, interest and dividends payable	(3,054)	21,528	34,985
Change in prepaid and accrued income taxes, tax credits and utility revenue taxes	(27,538)	29,429	20,685
Increase (decrease) in defined benefit pension and other postretirement benefit plans	(4,482)	20,871	882
Change in other assets and liabilities	(34,724)	15,488	(25,551)
Net cash provided by operating activities	512,470	499,312	420,441
Cash flows from investing activities
Available-for-sale investment securities purchased	(108,088)	(224,335)	(528,379)
Principal repayments on available-for-sale investment securities	272,949	218,930	220,231
Proceeds from sale of available-for-sale investment securities	19,810	—	—
Purchases of held-to-maturity investment securities	(13,057)	(103,184)	(44,515)
Proceeds from repayments or maturities of held-to-maturity investment securities	15,505	5,720	—
Purchase of stock from Federal Home Loan Bank	(95,636)	(28,292)	(2,868)
Redemption of stock from Federal Home Loan Bank	97,160	28,040	4,380
Net decrease (increase) in loans held for investment	(300,210)	(189,352)	15,887
Proceeds from sale of commercial loans	—	7,149	36,760
Proceeds from sale of real estate held for sale	21,060	—	—
Capital expenditures[1]	(457,520)	(506,770)	(430,454)
Contributions to low income housing investments	(6,974)	(14,499)	(17,505)
Acquisition of business	—	—	(76,323)
Other, net	13,292	14,534	7,487
Net cash used in investing activities	$(541,709)	$(792,059)	$(815,299)

	(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017

(in thousands)
Cash flows from financing activities
Net increase in deposit liabilities	$113,050	$165,880	$341,668
Net increase (decrease) in short-term borrowings with original maturities of three months or less	86,718	(18,999)	67,992
Proceeds from issuance of short-term debt	75,000	25,000	125,000
Repayment of short-term debt	(50,000)	(50,000)	(75,000)
Net increase in other bank borrowings with original maturities of three months or less[1]	5,070	71,556	61,776
Repayments of other bank borrowings[1]	—	(50,000)	(63,534)
Proceeds from issuance of long-term debt	289,349	250,000	532,325
Repayment of long-term debt and funds transferred for repayment of long term debt	(287,285)	(53,887)	(465,000)
Withheld shares for employee taxes on vested share-based compensation	(997)	(996)	(3,828)
Common stock dividends	(139,463)	(134,987)	(134,873)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(1,836)	(1,603)	(6,349)
Net cash provided by financing activities	87,716	200,074	378,287
Net increase (decrease) in cash, cash equivalents and restricted cash	58,477	(92,673)	(16,571)
Cash, cash equivalents and restricted cash, January 1	169,208	261,881	278,452
Cash, cash equivalents and restricted cash, December 31	227,685	169,208	261,881
Less: Restricted cash	(30,872)	—	—
Cash and cash equivalents, December 31	$196,813	$169,208	$261,881
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1]
Reclassifications made to prior year amounts to conform to 2019 presentation include classifying contributions in aid of construction (CIAC) with capital expenditures in the cash flows from investing activities section. In addition, prior period disclosure of proceeds and repayments of other bank borrowings and the net increase in retail repurchase agreements contained in the "Net cash provided by financing activities" section have been combined, due to the short-term nature of the transactions, to conform to the current period presentation.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31		2019	2018	2017	2016	2015
(in thousands)

Short-term borrowings - other than bank [1]		$185,710	$73,992	$117,945	$—	$103,063
Long-term debt - other than bank [1]
Long-term debt of electric utility subsidiaries [2]		1,497,667	1,418,802	1,368,479	1,319,260	1,278,702
HEI 2.99% term loan, due 2022		150,000	150,000	150,000	—	—
HEI 5.67% senior notes, due 2021		50,000	50,000	50,000	50,000	50,000
HEI 3.99% senior notes, due 2023		50,000	50,000	50,000	50,000	50,000
HEI 4.58% senior notes, due 2025		50,000	50,000	—	—	—
HEI 4.72% senior notes, due 2028		100,000	100,000	—	—	—
HEI term loan LIBOR + .75%, paid in 2017		—	—	—	125,000	125,000
HEI term loan LIBOR + .75%, paid in 2017		—	—	—	75,000	—
HEI 4.41% senior notes, paid in 2016		—	—	—	—	75,000
Hamakua Energy 4.02% notes, due 2030		59,699	63,438	67,325	—	—
Mauo LIBOR + 1.375% loan, due 2022		9,349	—	—	—	—
Less unamortized debt issuance cost		(2,350)	(2,599)	(2,007)	(241)	(334)
		1,964,365	1,879,641	1,683,797	1,619,019	1,578,368

Preferred stock of subsidiaries -
not subject to mandatory redemption		34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Preferred stock			—	—	—	—
Common stock		1,678,257	1,669,267	1,662,491	1,660,910	1,629,136
Retained earnings		622,042	543,623	476,836	438,972	324,766
Accumulated other comprehensive loss, net of tax benefits		(20,039)	(50,610)	(41,941)	(33,129)	(26,262)
		2,280,260	2,162,280	2,097,386	2,066,753	1,927,640
		$4,464,628	$4,150,206	$3,933,421	$3,720,065	$3,643,364

LONG-TERM DEBT MATURITIES as of December 31, 2019
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

	2020	2021	2022	2023	2024	Thereafter	Total
(in thousands)
Long-term debt - other than bank [1]
Electric utilities[2]	$96,000	$—	$52,000	$100,000	$—	$1,257,000	$1,505,000
HEI	—	50,000	150,000	50,000	—	150,000	400,000
Hamakua Energy	3,669	3,864	4,146	4,325	4,669	39,026	59,699
Mauo	2,349	—	7,000	—	—	—	9,349
Less unamortized debt issuance cost							(9,683)
	$102,018	$53,864	$213,146	$154,325	$4,669	$1,446,026	$1,964,365

Note:		See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03.
[1] Excludes deposit liabilities, other bank borrowings and intercompany borrowings.
[2] See pages 14 to 16 for additional information.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017	2016	2015
(dollars in thousands)
Net income (loss) for common stock by company
Electric utilities
Hawaiian Electric	$113,673	$98,260	$81,894	$99,926	$92,794
Hawaii Electric Light	20,817	24,481	20,146	21,255	20,755
Maui Electric	22,350	20,912	17,911	21,136	22,165

Utilities consolidated	156,840	143,653	119,951	142,317	135,714
ASB	88,973	82,509	66,997	57,279	54,730
HEI and other	(27,931)	(24,388)	(21,651)	48,660	(30,567)
Consolidated HEI	$217,882	$201,774	$165,297	$248,256	$159,877

Diluted earnings per common share	$1.99	$1.85	$1.52	$2.29	$1.50

Return on average common equity by company (simple average)
Electric utilities
Hawaiian Electric	8.0%	7.4%	6.5%	8.3%	8.0%
Hawaii Electric Light	7.0	8.4	7.0	7.3	7.2
Maui Electric	7.8	7.6	6.8	8.1	8.5
Utilities consolidated	7.8	7.6	6.6	8.1	8.0
ASB	13.3	13.3	11.3	10.1	10.0
Consolidated HEI	9.8%	9.5%	7.9%	12.4%	8.6%

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019		2018	2017	2016	2015
(in thousands)

CAPITAL STRUCTURE[1]
Long-term debt, net, including current portion[2]	$1,497,667		$1,418,802	$1,368,479	$1,319,260	$1,278,702
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	2,047,352		1,957,641	1,845,283	1,799,787	1,728,325
	$3,579,312		$3,410,736	$3,248,055	$3,153,340	$3,041,320
CAPITAL STRUCTURE RATIOS (%) [1,2]
Long-term debt, net, including current portion	41.8		41.6	42.1	41.8	42.1
Preferred stock	1.0		1.0	1.1	1.1	1.1
Common stock equity	57.2		57.4	56.8	57.1	56.8
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Authorized return on rate base [3]
Hawaiian Electric	7.57		7.57	7.57	8.11	8.11
Hawaii Electric Light	7.52		7.80	7.80	8.31	8.31
Maui Electric	7.43		7.43	7.34	7.34	7.34
Earned rate-making return on simple average rate base [4]
Hawaiian Electric	6.90		6.55	6.08	7.48	7.39
Hawaii Electric Light	5.97		6.98	6.54	6.73	6.58
Maui Electric	6.37		6.26	6.10	6.99	7.19
Authorized return on simple average common equity [3]
Hawaiian Electric	9.50		9.50	9.50	10.00	10.00
Hawaii Electric Light	9.50		9.50	9.50	10.00	10.00
Maui Electric	9.50		9.50	9.00	9.00	9.00
Earned rate-making return on simple average common equity [5]
Hawaiian Electric	8.80		7.89	6.83	9.46	9.20
Hawaii Electric Light	6.72		8.08	7.30	7.61	7.49
Maui Electric	7.95		7.38	6.84	8.34	8.76
Book return on simple average common equity [6]
Hawaiian Electric	8.02		7.36	6.46	8.26	8.02
Hawaii Electric Light	7.00		8.41	6.97	7.28	7.22
Maui Electric	7.79		7.59	6.76	8.08	8.52

RATE BASE (in millions, simple average)
Hawaiian Electric	$2,289	[7]	$2,125	$1,975	$1,879	$1,814
Hawaii Electric Light	521	[7]	505	490	482	479
Maui Electric	493	[7]	462	438	431	440
	$3,303		$3,092	$2,903	$2,792	$2,733
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2		3.2	3.2	3.2	3.2
Accumulated depreciation as percent of gross plant [1,8]	35.9		36.3	36.9	37.4	37.5
Weighted-average AFUDC rate	7.4		7.3	7.7	7.6	7.6

[1] At December 31.
[2]	Financial data for periods prior to January 1, 2016 have been updated to reflect the retrospective adoption of ASU No. 2015-03.
[3]	Reflects latest interim or final decision and order as of the end of the respective years.
[4]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[5]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[6]	Based on recorded net income divided by average common equity, simple average method.
[7]	The 12/31/19 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,386, $527 and $512, respectively.
[8]
Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to “Total property, plant and equipment, net”, which reduced the respective balances.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017	2016	2015
(in thousands)
Revenues	$2,545,942	$2,546,525	$2,257,566	$2,094,368	$2,335,166
Expenses
Fuel oil	720,709	760,528	587,768	454,704	654,600
Purchased power	633,256	639,307	586,634	562,740	594,096
Other operation and maintenance [1]	481,737	461,491	411,907	399,931	413,089
Depreciation	215,731	203,626	192,784	187,061	177,380
Taxes, other than income taxes	240,131	239,912	214,949	199,862	221,885
Total expenses [1]	2,291,564	2,304,864	1,994,042	1,804,298	2,061,050
Operating income [1]	254,378	241,661	263,524	290,070	274,116
Allowance for equity funds used during construction	11,987	10,877	12,483	8,325	6,928
Retirement defined benefits expense - other than service costs[1]	(2,836)	(3,631)	(6,003)	(5,602)	—
Interest expense and other charges, net	(70,842)	(73,348)	(69,637)	(66,824)	(66,370)
Allowance for borrowed funds used during construction	4,453	4,867	4,778	3,144	2,457
Income before income taxes	197,140	180,426	205,145	229,113	217,131
Income taxes	38,305	34,778	83,199	84,801	79,422
Net income	158,835	145,648	121,946	144,312	137,709
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	157,920	144,733	121,031	143,397	136,794
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	156,840	143,653	119,951	142,317	135,714
Retained earnings, January 1	1,164,541	1,124,193	1,091,800	1,043,082	997,773
Reclass of AOCI for tax rate reduction impact	—	—	209	—	—
Common stock dividends	(101,252)	(103,305)	(87,767)	(93,599)	(90,405)
Retained earnings, December 31	$1,220,129	$1,164,541	$1,124,193	$1,091,800	$1,043,082

Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1] Amounts for periods prior to December 31, 2018 (but after December 31, 2015) have been updated to reflect the retrospective adoption of ASU No. 2017-07.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2019	2018	2017	2016	2015
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment [1]	$7,485,178	$7,092,483	$6,717,311	$6,327,102	$6,037,712
Less accumulated depreciation	(2,690,157)	(2,577,342)	(2,476,352)	(2,369,282)	(2,266,004)
Utility property, plant and equipment, net [1]	4,795,021	4,515,141	4,240,959	3,957,820	3,771,708
Nonutility property, plant and equipment, less accumulated depreciation	6,956	6,961	7,580	7,407	7,272
Total property, plant and equipment, net [1]	4,801,977	4,522,102	4,248,539	3,965,227	3,778,980
Current assets
Cash and equivalents	11,022	35,877	12,517	74,286	24,449
Restricted cash	30,872	—	—	—	—
Customer accounts receivable, net	152,790	177,896	127,889	123,688	132,778
Accrued unbilled revenues, net	117,227	121,738	107,054	91,693	84,509
Other accounts receivable, net	11,568	6,215	7,163	5,233	10,408
Fuel oil stock, at average cost	91,937	79,935	86,873	66,430	71,216
Materials and supplies, at average cost	60,702	55,204	54,397	53,679	54,429
Prepayments and other	116,980	32,118	25,355	23,100	36,640
Regulatory assets	30,710	71,016	88,390	66,032	72,231
Total current assets	623,808	579,999	509,638	504,141	486,660
Other long-term assets
Operating lease right-of-use assets [2]	176,809	—	—	—	—
Regulatory assets	684,370	762,410	780,907	891,419	824,500
Other	101,718	102,992	91,529	71,116	75,983
Total other long-term assets	962,897	865,402	872,436	962,535	900,483
Total assets [1]	$6,388,682	$5,967,503	$5,630,613	$5,431,903	$5,166,123
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$2,047,352	$1,957,641	$1,845,283	$1,799,787	$1,728,325
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net [3]	1,401,714	1,418,802	1,318,516	1,319,260	1,278,702
Total capitalization	3,483,359	3,410,736	3,198,092	3,153,340	3,041,320
Current liabilities
Current portion of operating lease liabilities [2]	63,707	—	—	—	—
Current portion of long-term debt, net	95,953	—	49,963	—	—
Short-term borrowings from non-affiliate	88,987	25,000	4,999	—	—
Accounts payable	187,770	171,791	159,610	117,814	114,846
Interest and preferred dividends payable	20,728	23,215	22,575	22,838	23,111
Taxes accrued, including revenue taxes	207,992	233,333	199,101	172,730	191,084
Regulatory liabilities	30,724	17,977	3,401	3,762	2,204
Other	67,305	60,003	59,456	55,221	54,079
Total current liabilities	763,166	531,319	499,105	372,365	385,324
Deferred credits and other liabilities
Operating lease liabilities [2]	113,400	—	—	—	—
Deferred income taxes	377,150	383,197	394,041	733,659	654,806
Regulatory liabilities	941,586	932,259	877,369	406,931	369,339
Unamortized tax credits	117,868	91,522	90,369	88,961	84,214
Defined benefit pension and other postretirement benefit plans liability	478,763	503,659	472,948	599,726	552,974
Other	113,390	114,811	98,689	76,921	78,146
Total deferred credits and other liabilities	2,142,157	2,025,448	1,933,416	1,906,198	1,739,479
Total capitalization and liabilities [1]	$6,388,682	$5,967,503	$5,630,613	$5,431,903	$5,166,123

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

[1]
Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to “Total property, plant and equipment, net”, which reduced the respective balances.

[2]
2019 amounts reflect the adoption of ASU No. 2016-02; pursuant to an election permissible under such standard, Hawaiian Electric did not reassess its prior conclusions about whether expired or existing contracts are or contain leases.

[3]	Amounts for periods prior to January 1, 2016 have been updated to reflect the retrospective adoption of ASU No. 2015-03.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017
(in thousands)
Cash flows from operating activities
Net income	$158,835	$145,648	$121,946
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	215,731	203,626	192,784
Other amortization	29,631	26,602	8,498
Deferred income taxes	(16,284)	(7,982)	38,037
Income tax credits, net	27,259	(99)	(52)
State refundable credit	(8,369)	(6,239)	(2,251)
Allowance for equity funds used during construction	(11,987)	(10,877)	(12,483)
Other	200	4,768	1,237
Changes in assets and liabilities
Decrease (decrease) in accounts receivable	20,956	(50,917)	2,914
Decrease (increase) in accrued unbilled revenues	4,511	(14,684)	(15,361)
Decrease (increase) in fuel oil stock	(12,002)	6,938	(20,443)
Increase in materials and supplies	(5,498)	(807)	(718)
Decrease (increase) in regulatory assets	71,262	9,252	(17,256)
Increase in regulatory liabilities	1,953	37,358	3,602
Increase (decrease) in accounts payable	(2,051)	24,358	25,734
Change in prepaid and accrued income taxes, tax credits and revenue taxes	(28,523)	25,036	29,862
Increase (decrease) in defined benefit pension and other postretirement benefit plans liability	(4,448)	18,746	604
Change in other assets and liabilities	(17,220)	(17,114)	(21,468)
Net cash provided by operating activities	423,956	393,613	335,186
Cash flows from investing activities
Capital expenditures [1]	(419,898)	(415,264)	(376,865)
Other	11,374	10,082	4,578
Net cash used in investing activities	(408,524)	(405,182)	(372,287)
Cash flows from financing activities
Common stock dividends	(101,252)	(103,305)	(87,767)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock	35,500	70,700	14,000
Proceeds from issuance of long-term debt	280,000	100,000	315,000
Repayment of long-term debt and funds transferred for repayment of long-term debt	(283,546)	(50,000)	(265,000)
Net increase (decrease) in short-term borrowings from non-affiliates and affiliate with original
maturities of three months or less	38,987	(4,999)	4,999
Proceeds from issuance of short-term debt	75,000	25,000	—
Repayment of short-term debt	(50,000)	—	—
Other	(2,109)	(472)	(3,905)
Net cash provided by (used in) financing activities	(9,415)	34,929	(24,668)
Net increase (decrease) in cash, cash equivalents and restricted cash	6,017	23,360	(61,769)
Cash, cash equivalents and restricted cash, January 1	35,877	12,517	74,286
Cash, cash equivalents and restricted cash, December 31	41,894	35,877	12,517
Less: Restricted cash	(30,872)	—	—
Cash and cash equivalents, December 31	$11,022	$35,877	$12,517

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc.
and subsidiaries' Form 10-K for each year.

[1]
Reclassifications made to prior year amounts to conform to 2019 presentation include classifying contributions in aid of construction (CIAC) with capital expenditures in the cash flows from investing activities section.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2019	2018	2017	2016	2015
(dollars in thousands, except par values)

				Shares outstanding
		Par value		12/31/2019
C	4.25%	$ 20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2019	2018	2017	2016	2015
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Series 2007A, 4.65%, due 2037 - redeemed in 2017	$—	$—	$—	$100,000	$100,000
Refunding series 2007B, 4.60%, due 2026 - redeemed in 2017	—	—	—	62,000	62,000
Series 2009, 6.50%, due 2039 - redeemed in 2019	—	90,000	90,000	90,000	90,000
Refunding series 2015, 3.25%, due 2025	40,000	40,000	40,000	40,000	40,000
Refunding series 2017A, 3.10%, due 2026	62,000	62,000	62,000	—	—
Refunding series 2017B, 4.00%, due 2037	100,000	100,000	100,000	—	—
Refunding series 2019, 3.20%, due 2039	90,000	—	—	—	—
Series 2019, 3.50%, due 2049	70,000	—	—	—	—
	362,000	292,000	292,000	292,000	292,000

Hawaii Electric Light
Series 2007A, 4.65%, due 2037 - redeemed in 2017	—	—	—	20,000	20,000
Refunding series 2007B, 4.60%, due 2026 - redeemed in 2017	—	—	—	8,000	8,000
Series 2009, 6.50%, due 2039 - redeemed in 2019	—	60,000	60,000	60,000	60,000
Refunding series 2015, 3.25%, due 2025	5,000	5,000	5,000	5,000	5,000
Refunding series 2017A, 3.10%, due 2026	8,000	8,000	8,000	—	—
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	—	—
Refunding series 2019, 3.20%, due 2039	60,000	—	—	—	—
Series 2019, 3.50%, due 2049	2,500	—	—	—	—
	95,500	93,000	93,000	93,000	93,000

Maui Electric
Series 2007A, 4.65%, due 2037 - redeemed in 2017	—	—	—	20,000	20,000
Refunding series 2007B, 4.60%, due 2026 - redeemed in 2017	—	—	—	55,000	55,000
Refunding series 2015, 3.25%, due 2025	2,000	2,000	2,000	2,000	2,000
Refunding series 2017A, 3.10%, due 2026	55,000	55,000	55,000	—	—
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	—	—
Series 2019, 3.50%, due 2049	7,500	—	—	—	—
	84,500	77,000	77,000	77,000	77,000
Total obligations to the State of Hawaii	$542,000	$462,000	$462,000	$462,000	$462,000

				(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2019	2018	2017	2016	2015
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric
Series 2012A, 3.79%, due 2018	$—	$—	$30,000	$30,000	$30,000
Series 2012B, 4.03%, due 2020	62,000	62,000	62,000	62,000	62,000
Series 2012C, 4.55%, due 2023	50,000	50,000	50,000	50,000	50,000
Series 2012D, 4.72%, due 2029	35,000	35,000	35,000	35,000	35,000
Series 2012E, 5.39%, due 2042	150,000	150,000	150,000	150,000	150,000
Series 2012F, 4.53%, due 2032	40,000	40,000	40,000	40,000	40,000
Series 2013A, 4.45%, due 2022	40,000	40,000	40,000	40,000	40,000
Series 2013B, 4.84%, due 2027	50,000	50,000	50,000	50,000	50,000
Series 2013C, 5.65%, due 2043	50,000	50,000	50,000	50,000	50,000
Series 2015A, 5.23%, due 2045	50,000	50,000	50,000	50,000	50,000
Series 2016A, 4.54%, due 2046	40,000	40,000	40,000	40,000	—
Series 2017A, 4.31%, due 2047	40,000	40,000	40,000	—	—
Series 2018A, 4.38%, due 2028	52,000	52,000	—	—	—
Series 2018B, 4.53%, due 2033	12,500	12,500	—	—	—
Series 2018C, 4.72%, due 2048	10,500	10,500	—	—	—
Series 2019A, 4.21%, due 2034	30,000	—	—	—	—
	712,000	682,000	637,000	597,000	557,000

Hawaii Electric Light
Series 2012A, 3.79%, due 2018	—	—	11,000	11,000	11,000
Series 2012B, 4.55%, due 2023	20,000	20,000	20,000	20,000	20,000
Series 2013A, 3.83%, due 2020	14,000	14,000	14,000	14,000	14,000
Series 2013B, 4.45%, due 2022	12,000	12,000	12,000	12,000	12,000
Series 2013C, 4.84%, due 2027	30,000	30,000	30,000	30,000	30,000
Series 2015A, 5.23%, due 2045	25,000	25,000	25,000	25,000	25,000
Series 2018A, 4.38%, due 2028	9,000	9,000	—	—	—
Series 2018B, 4.53%, due 2033	3,000	3,000	—	—	—
Series 2018C, 4.72%, due 2048	3,000	3,000	—	—	—
Series 2019A, 4.21%, due 2034	10,000	—	—	—	—
	126,000	116,000	112,000	112,000	112,000

Maui Electric
Series 2012A, 3.79%, due 2018	—	—	9,000	9,000	9,000
Series 2012B, 4.03%, due 2020	20,000	20,000	20,000	20,000	20,000
Series 2012C, 4.55%, due 2023	30,000	30,000	30,000	30,000	30,000
Series 2013A, 4.84%, due 2027	20,000	20,000	20,000	20,000	20,000
Series 2013B, 5.65% due 2043	20,000	20,000	20,000	20,000	20,000
Series 2015A, 5.23%, due 2045	5,000	5,000	5,000	5,000	5,000
Series 2017A, 4.31%, due 2047	10,000	10,000	10,000	—	—
Series 2018A, 4.38%, due 2028	6,500	6,500	—	—	—
Series 2018B, 4.53%, due 2033	2,000	2,000	—	—	—
Series 2018C, 4.72%, due 2048	1,500	1,500	—	—	—
Series 2019A, 4.21%, due 2034	10,000	—	—	—	—
	125,000	115,000	114,000	104,000	104,000
Total taxable unsecured senior notes	$963,000	$913,000	$863,000	$813,000	$773,000

				(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2019	2018	2017	2016	2015
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
6.50%, series 2004, Junior subordinated deferrable interest
debentures, due 2034 - redeemed in 2019	$—	$51,546	$51,546	$51,546	$51,546
Long-term debt, including amounts due within one year	1,505,000	1,426,546	1,376,546	1,326,546	1,286,546
Less current portion of long-term debt, net	(95,953)	—	(49,963)	—	—
Less unamortized debt issuance costs	(7,333)	(7,744)	(8,067)	(7,286)	(7,844)
Long-term debt, net	$1,401,714	$1,418,802	$1,318,516	$1,319,260	$1,278,702

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017	2016	2015
SERVICE AREA [1]
Service area (square miles)	5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)	n/a	1,348	1,355	1,357	1,353
CUSTOMER ACCOUNTS [2]
Residential	409,689	407,505	406,241	402,818	400,655
Commercial	54,233	54,075	53,732	55,089	54,878
Large light and power	700	696	656	670	659
Other	844	813	1,596	1,585	1,608
	465,466	463,089	462,225	460,162	457,800
CUSTOMER ACCOUNTS BY COMPANY [2]
Hawaiian Electric	306,368	305,456	304,948	304,261	302,958
Hawaii Electric Light	86,576	85,758	85,925	85,029	84,309
Maui Electric	72,522	71,875	71,352	70,872	70,533
Consolidated	465,466	463,089	462,225	460,162	457,800
KILOWATTHOUR SALES (millions)
Residential	2,439	2,411	2,334	2,333	2,396
Commercial	2,793	2,811	2,868	2,911	2,978
Large light and power	3,467	3,425	3,443	3,555	3,533
Other	41	42	45	46	50
	8,740	8,689	8,690	8,845	8,957
KILOWATTHOUR SALES MIX (%)
Residential	27.9	27.7	26.9	26.4	26.8
Commercial	32.0	32.4	33.0	32.9	33.3
Large light and power	39.7	39.4	39.6	40.2	39.4
Other	0.4	0.5	0.5	0.5	0.5
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)
Hawaiian Electric	6,563	6,526	6,548	6,660	6,754
Hawaii Electric Light	1,050	1,064	1,047	1,067	1,065
Maui Electric	1,127	1,099	1,095	1,118	1,138
Consolidated	8,740	8,689	8,690	8,845	8,957
KILOWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric	0.6	(0.4)	(1.7)	(1.4)	(0.4)
Hawaii Electric Light	(1.4)	1.6	(2.0)	0.2	0.2
Maui Electric	2.5	0.4	(2.1)	(1.8)	0.5
Consolidated	0.6	—	(1.8)	(1.3)	(0.2)
RENEWABLE GENERATION RPS (%) [3]
Hawaiian Electric	25	22	21	19	17
Hawaii Electric Light [4]	35	44	57	54	49
Maui Electric	41	38	34	37	35
Consolidated	28	27	27	26	23

[1] Source: State of Hawaii Data Book 2018 (prior years)
[2] At December 31
[3]
Renewable generation as a % of total sales, excluding electrical energy savings from Energy Efficiency and Solar Water Heating technologies that do not count toward RPS Standards beginning January 1, 2015.

[4]	The lower RPS% for Hawaii Electric Light in 2018 and 2019 is primarily due to Puna Geothermal Venture (PGV) being offline since May 2018 due to lava flow on Hawaii Island.
n/a: Not available				(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017	2016	2015
REVENUES (thousands)
Electric sales revenue
Residential	$791,398	$788,028	$691,857	$638,776	$709,886
Commercial	829,000	843,326	766,921	711,553	798,202
Large light and power	884,722	882,443	776,808	720,878	802,366
Other	11,915	12,410	12,009	11,306	13,356
Total electric sales revenues	2,517,035	2,526,207	2,247,595	2,082,513	2,323,810
Other revenues	28,907	20,318	9,971	11,855	11,356
Total revenues	$2,545,942	$2,546,525	$2,257,566	$2,094,368	$2,335,166
Less:
Fuel oil	720,709	760,528	587,768	454,704	654,600
Purchased power	633,256	639,307	586,634	562,740	594,096
Taxes, other than income taxes	240,131	239,912	214,949	199,862	221,885
Net revenues	$951,846	$906,778	$868,215	$877,062	$864,585
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$1,803,698	$1,802,550	$1,598,504	$1,474,384	$1,644,181
Hawaii Electric Light	364,590	375,493	333,467	311,385	345,549
Maui Electric	378,202	368,700	325,678	308,705	345,517
Eliminations	(548)	(218)	(83)	(106)	(81)
Consolidated	$2,545,942	$2,546,525	$2,257,566	$2,094,368	$2,335,166
AVERAGE REVENUE PER KWH SOLD (cents)
Residential	32.44	32.69	29.64	27.38	29.62
Commercial	29.68	30.00	26.74	24.44	26.81
Large light and power	25.52	25.76	22.56	20.28	22.71
Other	29.39	29.47	26.82	24.61	27.05
	28.80	29.07	25.86	23.54	25.90
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	27.20	27.42	24.31	22.01	24.23
Hawaii Electric Light	34.30	34.93	31.68	29.00	32.29
Maui Electric	33.00	33.21	29.58	27.45	30.21
Consolidated	28.80	29.07	25.86	23.54	25.90
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	6,006	5,921	5,829	5,856	6,052
Hawaii Electric Light	5,467	5,652	5,408	5,397	5,485
Maui Electric	6,402	6,258	6,000	6,067	6,351
Consolidated	5,967	5,923	5,779	5,806	5,996
Average monthly electric sales revenue per residential customer	$161	$161	$143	$132	$148

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017	2016	2015
ENERGY NET GENERATED AND PURCHASED (millions of KWH)
Net generated
Fuel oil
Steam-conventional	3,693	3,743	3,703	3,799	3,948
Combined-cycle	799	884	829	835	846
Diesel	364	214	245	230	220
Combustion turbine	46	44	46	22	35
	4,902	4,885	4,823	4,886	5,049
Biofuels	54	62	55	37	54
Hydro	11	19	10	17	22
Solar	5	—	—	—	—
Total net generated	4,972	4,966	4,888	4,940	5,125
Purchased
Non-renewable	2,990	2,847	2,851	2,918	2,956
Renewable [1,2]	1,179	1,292	1,396	1,431	1,352
Total purchased	4,169	4,139	4,247	4,349	4,308
	9,141	9,105	9,135	9,289	9,433
GENERATION MIX (%)
Fuel oil
Steam-conventional	40.4	41.1	40.5	40.9	41.9
Combined-cycle	8.7	9.7	9.1	9.0	9.0
Diesel	4.0	2.3	2.7	2.5	2.3
Combustion turbine	0.5	0.5	0.5	0.2	0.4
	53.6	53.6	52.8	52.6	53.6
Biofuels	0.6	0.7	0.6	0.4	0.6
Hydro	0.1	0.2	0.1	0.2	0.2
Solar	0.1	—	—	—	—
Total generation	54.4	54.5	53.5	53.2	54.4
Purchased
Non-renewable	32.7	31.3	31.2	31.4	31.3
Renewable [1,2]	12.9	14.2	15.3	15.4	14.3
Total purchased	45.6	45.5	46.5	46.8	45.6
	100.0	100.0	100.0	100.0	100.0

[1]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
[2]
Since May 2018, Puna Geothermal Venture (PGV) has been offline due to lava flow on Hawaii Island; therefore, PGV has not been included into the Utilities' firm renewable energy purchase since May 2018.

				(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2019	2018	2017	2016	2015
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Steam-conventional	1,086	1,086	1,086	1,085	1,085
Combustion turbine [3]	279	280	150	150	150
Combined-cycle	170	170	170	170	170
Diesel	146	146	146	143	151
Biodiesel [3]	57	57	121	121	113
	1,738	1,739	1,673	1,669	1,669
Firm purchase power contracts [4]
Non-renewable	448	448	448	448	448
Renewable [5]	68	69	103	103	107
	516	517	551	551	555
	2,254	2,256	2,224	2,220	2,224
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,744	1,745	1,679	1,679	1,679
Hawaii Electric Light	242	242	277	274	274
Maui Electric	268	269	268	267	271
	2,254	2,256	2,224	2,220	2,224
SYSTEM PEAK LOAD BY COMPANY (MW) [6]
Hawaiian Electric	1,193	1,190	1,184	1,192	1,206
Hawaii Electric Light	192	191	190	189	192
Maui Electric	217	217	210	212	212
	1,602	1,598	1,584	1,593	1,610
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	8,771	8,653	8,546	8,501	8,762
Average fuel oil cost per barrel	$82.17	$87.90	$68.78	$53.49	$74.71
Average fuel oil cost per million BTU (cents)	1,337.6	1,420.2	1,114.3	862.3	1,206.5
Fuel oil cost per net KWH generated (cents)	14.527	15,374	12.048	9.235	12.828
BTU per net KWH generated by company
Hawaiian Electric	10,852	10,894	10,879	10,750	10,716
Hawaii Electric Light	11,605	11,067	11,087	11,412	11,205
Maui Electric	10,460	10,406	10,406	10,119	9,958
Consolidated	10,860	10,826	10,812	10,710	10,632
OTHER DATA
Losses and system uses (%)	4.2	4.4	4.7	4.6	4.8
Reserve margin (%) [6]	40.7	42.8	42.0	40.8	40.4
Annual load factor (%) [6]	65.2	65.0	65.8	66.6	66.9
Average cost per KWH purchased from IPPs (cents)	15.191	15.445	13.813	12.939	13.790

[1] At December 31.
[2]	Excludes solar (West Loch PV - 20 MW) and hydro (four run-of-river units - 4 MW in the aggregate) due to their as-available nature.
[3]
In 2018, the biodiesel supply for Campbell Industrial Park (CIP) CT-1 was shifted to Schofield Generation Station and CIP CT-1 now primary consumes diesel. CIP CT-1 could still utilize biodiesel if necessary.

[4]
Non-renewable firm power contracts include: AES Hawaii (AES), Kalaeloa Partners, and Hamakua Energy Partners (HEP).
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV). Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.

[5]
Since May 2018, Puna Geothermal Venture (PGV) has been offline due to lave flow on Hawaii Island; therefore, PGV's capability has not been incorporated into the Utilities' firm contract power capability as of December 31, 2018 and 2019.

[6]	Net; noncoincident and nonintegrated.

SELECTED INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2019	2018	2017	2016	2015

CAPITAL RATIOS (%)
Common equity tier 1
ASB	13.18	12.80	12.95	12.17	12.07
Requirement	4.50	4.50	4.50	4.50	4.50
Tier 1 capital
ASB	13.18	12.80	12.95	12.17	12.07
Requirement	6.00	6.00	6.00	6.00	6.00
Total capital
ASB	14.31	13.93	14.20	13.42	13.27
Requirement	8.00	8.00	8.00	8.00	8.00
Tier 1 leverage
ASB	9.06	8.70	8.58	8.59	8.82
Requirement	4.00	4.00	4.00	4.00	4.00
KEY STATISTICS (%)
Return on average assets
ASB	1.25	1.20	1.02	0.92	0.95
Peers [1]	1.26	1.27	0.95	1.03	0.99
Return on average equity
ASB	13.48	13.51	11.20	9.90	9.93
Peers [1]	10.60	10.51	8.39	9.52	8.94
Net interest margin
ASB	3.85	3.83	3.69	3.59	3.53
Peers [1]	3.59	3.69	3.50	3.49	3.62
Revenue growth
ASB	7.42	4.64	4.51	6.54	6.09
Peers [1]	6.73	10.26	9.68	9.28	8.71
Efficiency ratio
ASB	57.77	59.39	61.60	61.89	64.87
Peers [1]	56.19	55.97	57.51	57.65	60.34
Net charge-offs to loans outstanding
ASB	0.45	0.34	0.27	0.24	0.04
Peers [1]	0.09	0.07	0.07	0.10	0.11
OTHER DATA
Dividend paid to HEI (via ASB Hawaii) ($ in millions)	56	50	38	36	30
Loan Growth (%)	5.72	3.68	(1.52)	2.63	4.08
Branch locations [2]	49	49	49	52	56
Number of ATMs	111	113	113	114	116

[1]
Bank peers for 2018 and 2019 are based upon publicly traded banks and thrifts with $4 billion to $9 billion in total assets. Peer group for 2017 and years prior were based on publicly traded banks and thrifts with $3.5 billion to $8 billion in total assets. Lists revised annually.

[2] At December 31.

STATEMENTS OF INCOME INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2019	2018	2017	2016	2015
(in thousands)
Interest and dividend income
Interest and fees on loans	$233,632	$220,463	$207,255	$199,774	$184,782
Interest and dividends on investment securities	32,922	37,762	28,823	19,184	15,120
Total interest and dividend income	266,554	258,225	236,078	218,958	199,902
Interest expense
Interest on deposit liabilities	16,830	13,991	9,660	7,167	5,348
Interest on other borrowings	1,610	1,548	2,496	5,588	5,978
Total interest expense	18,440	15,539	12,156	12,755	11,326
Net interest income	248,114	242,686	223,922	206,203	188,576
Provision for loan losses	23,480	14,745	10,901	16,763	6,275
Net interest income after provision for loan losses	224,634	227,941	213,021	189,440	182,301
Noninterest income
Fees from other financial services	19,275	18,937	22,796	22,384	22,211
Fee income on deposit liabilities	20,877	21,311	22,204	21,759	22,368
Fee income on other financial products	6,507	7,052	7,205	8,707	8,094
Gains on sale of investment securities, net	653	—	—	598	—
Gain on sale of real estate	10,762	—	—	—	—
Mortgage banking income	4,943	1,493	2,201	6,625	6,330
Other income, net	9,761	7,257	7,156	6,893	8,828
Total noninterest income	72,778	56,050	61,562	66,966	67,831
Noninterest expense
Compensation and employee benefits [1]	103,009	98,387	94,931	89,242	90,518
Occupancy and equipment	30,032	24,259	23,931	23,259	22,942
Data processing	15,306	14,268	13,280	13,030	12,103
Services	10,239	10,847	10,994	11,054	10,204
Other expense [1]	26,792	29,652	32,731	32,469	30,553
Total noninterest expense	185,378	177,413	175,867	169,054	166,320
Income before income taxes	112,034	106,578	98,716	87,352	83,812
Income taxes	23,061	24,069	31,719	30,073	29,082
Net income	$88,973	$82,509	$66,997	$57,279	$54,730
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1]	Amounts for periods prior to December 31, 2018 (but after December 31, 2015) have been updated to reflect the retrospective adoption of ASU 2017-07.

BALANCE SHEETS INFORMATION
American Savings Bank, F.S.B.
Unaudited

December 31	2019	2018	2017	2016	2015
(in thousands)

ASSETS
Cash and cash equivalents	$178,398	$126,284	$234,099	$189,211	$220,881
Restricted cash	—	—	—	1,764	—
Investment securities
Available-for-sale investment securities, at fair value	1,232,826	1,388,533	1,401,198	1,105,182	820,648
Held-to-maturity investment securities, at amortized cost	139,451	141,875	44,515	—	—
Investment in stock of Federal Home Loan Bank, at cost	8,434	9,958	9,706	11,218	10,678
Loans receivable, net	5,080,107	4,792,707	4,628,381	4,701,977	4,570,412
Real estate acquired in settlement of loans, net	—	406	133	1,189	1,030
Other and other intangibles, net	511,611	485,941	398,437	328,626	308,916
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$7,233,017	$7,027,894	$6,798,659	$6,421,357	$6,014,755

LIABILITIES AND SHAREHOLDER'S EQUITY
Deposit liabilities	$6,271,902	$6,158,852	$5,890,597	$5,548,929	$5,025,254
Other borrowings	115,110	110,040	190,859	192,618	328,582
Other	146,954	124,613	110,356	101,635	101,029
Total liabilities	6,533,966	6,393,505	6,191,812	5,843,182	5,454,865

Common stock	349,454	347,171	345,019	342,705	340,497
Retained earnings	358,259	325,286	292,957	257,943	236,664
Accumulated other comprehensive loss, net of tax benefits	(8,662)	(38,068)	(31,129)	(22,473)	(17,271)
Total shareholder's equity	699,051	634,389	606,847	578,175	559,890
Total liabilities and shareholder's equity	$7,233,017	$7,027,894	$6,798,659	$6,421,357	$6,014,755
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

STATE OF HAWAII INFORMATION
Unaudited

Years ended December 31, except as noted	2019	2018	2017	2016	2015

POPULATION BY COUNTY (thousands) [1]
Honolulu	n/a	980	989	993	993
Hawaii	n/a	201	200	198	196
Maui	n/a	167	166	166	164
Kauai	n/a	72	72	72	72
	—	1,420	1,427	1,429	1,425

VISITOR DATA
Visitor arrivals by air (thousands)	10,282	9,827	9,257	8,822	8,563
Visitor days by air (thousands)	90,229	88,009	83,412	79,669	78,086
Visitor expenditures by air (millions)	17,702	17,778	16,734	15,754	14,938

Year-over-year change (%)
Visitor arrivals by air	5.3	5.9	4.9	3.0	4.5
Visitor days	2.9	5.4	4.7	2.3	4.1
Visitor expenditures by air	1.4	6.9	6.2	5.5	0.9

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized [2]	$3,221	$3,269	$3,128	$3,241	$3,964
Government contracts awarded	$594	$1,948	$1,192	$1,673	$1,555
Estimated value of completed construction	n/a	$9,456	$8,384	$8,288	$8,112

OTHER DATA
State real gross domestic product (millions of 2012 $s) [3]	$83,664	$82,652	$80,716	$74,026	$71,051
Honolulu Consumer Price Index (% change)	2.0	2.0	2.5	2.0	1.0
Total non-agriculture wage and salary jobs (thousands) [4]	659	661	655	648	639
Unemployment rate (average annual %)	2.8	2.3	2.5	3.0	3.6
Note: Columns may not foot due to rounding.
Sources: State of Hawaii Data Book 2018 (prior years), Hawaii State Department of Business, Economic Development & Tourism (DBEDT), Hawaii
Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, U.S. Census Bureau, and U.S. Bureau of Economic Analysis.
[1] Resident population estimates, including military personnel, excluding visitors, as of July 1. Data for 2019 not available at time of printing.
[2] Excludes public construction.
[3] Data from DBEDT and U.S. Bureau of Economic Analysis, which use 2012 dollars for comparative purposes.
[4] Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).
n/a: Not available

Appendix
EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of HEI and the utility. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities given the non-recurring nature of certain items. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP (core) earnings and the adjusted return on average common equity (ROACE) for HEI consolidated and the utility.
The reconciling adjustments from GAAP earnings to core earnings include income, costs and associated taxes related to the terminated merger between HEI and NextEra Energy, Inc., the cancelled spin-off of ASB Hawaii, Inc. and the terminated liquefied natural gas (LNG) contract which required the Hawaii Public Utilities Commission approval of the merger with NextEra Energy, Inc. For more information on the transactions, see HEI’s Form 8-K filed on July 18, 2016, and HEI’s Form 8-K filed on July 19, 2016. In addition, the reconciling adjustments from GAAP earnings to core earnings exclude the impact of the federal tax reform act due to the adjustment of deferred tax balances and the $1,000 employee bonuses paid by the bank related to federal tax reform. Management does not consider these items to be representative of the company’s fundamental core earnings. Management has shown adjusted non-GAAP (core) net income, adjusted non-GAAP (core) diluted earnings per common share and adjusted non-GAAP (core) ROACE in order to provide better comparability of core net income, EPS and ROACE between periods.

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

Years ended December 31	2019	2018	2017	2016	2015
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$217.9	$201.8	$165.3	$248.3	$159.9
Excluding special items (after-tax):
(Income) expenses related to the terminated merger with NextEra Energy
and cancelled spin-off of ASB Hawaii	—	—	—	(60.3)	15.8
Costs related to the terminated LNG contract[2]	—	—	—	2.1	—
Bonus related to enactment of federal tax reform[3]	—	—	0.7	—	—
Federal tax reform impacts[4]	—	—	13.4	—	—
Non-GAAP (core) net income	$217.9	$201.8	$179.5	$190.1	$175.7
HEI CONSOLIDATED DILUTED EARNINGS PER COMMON SHARE (EPS)
GAAP (as reported)	$1.99	$1.85	$1.52	$2.29	$1.50
Non-GAAP (core) diluted earnings per common share	$1.99	$1.85	$1.65	$1.75	$1.65
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	9.8%	9.5%	7.9%	12.4%	8.6%
Based on non-GAAP (core)[5]	9.8%	9.5%	8.6%	9.5%	9.4%
Hawaiian Electric Company, Inc. and Subsidiaries
UTILITY NET INCOME
GAAP (as reported)	$156.8	$143.7	$120.0	$142.3	$135.7
Excluding special items (after-tax):
Costs related to the terminated merger with Next Era Energy	—	—	—	0.1	0.5
Costs related to the terminated LNG contract[2]	—	—	—	2.1	—
Federal tax reform impacts[4]	—	—	9.2	—	—
Non-GAAP (core) net income	$156.8	$143.7	$129.1	$144.5	$136.2
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	7.8%	7.6%	6.6%	8.1%	8.0%
Based on non-GAAP (core)[5]	7.8%	7.6%	7.1%	8.2%	8.0%

Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America.
[2]	The LNG contract was terminated as it was conditioned on the merger with NextEra Energy closing.
[3]	Bonus paid by American Savings Bank related to enactment of federal tax reform.
[4]	Reflects the lower rates enacted by federal tax reform, primarily the adjustments to reduce the unregulated net deferred tax asset balances.
[5]	Calculated as non-GAAP (core) net income divided by average GAAP common equity.